Exhibit 10.5

LOAN AGREEMENT

This Loan Agreement (“Agreement”) is entered into as of March 26, 2026, by and between:

Lender: Jorge Alberto Oviedo Mora, an individual residing at Coopemangle Los Delfines Casa 94, Puerto Cortes de Osa, Puntarenas, 60504, Costa Rica (“Lender”),

and

Borrower: Jaovi Inc., a Wyoming corporation, with its principal executive office located at Coopemangle Los Delfines Casa 94, Puerto Cortes de Osa, Puntarenas, 60504, Costa Rica (“Borrower”).

The Lender and Borrower may collectively be referred to herein as the “Parties.”

I.  Purpose of The Loan

The Lender agrees to provide loans to the Borrower from time to time for the purpose of supporting the Borrower’s business operations, software development activities, working capital needs, public company reporting expenses, and implementation of the business plan described in the Borrower’s Form S-1 Registration Statement filed or to be filed with the United States Securities and Exchange Commission.

II.    Loan Amount

There shall be no predetermined maximum loan amount under this Agreement. Loan advances may be made by the Lender to the Borrower as needed and as mutually agreed by the Parties.

Each loan advance may be evidenced by bank records, accounting records, written acknowledgment, or other documentation maintained by the Parties.

III.  Interest

The loan provided under this Agreement shall be non-interest-bearing. The Borrower shall repay only the principal amounts advanced by the Lender without interest, penalties, or additional charges.

IV.  Repayment

Repayment of any outstanding loan amounts shall be made by the Borrower when sufficient funds become available from operations, financing activities, or other available sources of capital.

Unless otherwise agreed by the Parties in writing, all outstanding principal amounts shall become due and payable no later than five (5) years from the date of each respective loan advance.

V.      Unsecured Obligation

The loan shall constitute an unsecured obligation of the Borrower. The Lender shall not have any security interest, lien, or claim against any specific assets of the Borrower.

1

VI.   Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, United States of America.

VII. Entire Agreement

This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes all prior oral or written discussions, negotiations, or agreements.

VIII.   Amendments

This Agreement may only be amended or modified by a written agreement signed by both Parties.

IX.   Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the Parties have executed this Loan Agreement as of the date first written above.

JAOVI INC. (BORROWER)	LENDER

Signature: /s/ Jorge Alberto Oviedo Mora	Signature: /s/ Jorge Alberto Oviedo Mora

Name: Jorge Alberto Oviedo Mora, Director	Name: Jorge Alberto Oviedo Mora, Individual;

Date: March 6, 2026	Date: March 6, 2026

2